CITY NATIONAL ROCHDALE FUNDS

City National Rochdale Emerging Markets Fund

Class N (RIMIX)

Class Y (CNRYX)

Supplement dated January 31, 2018 to the

Summary Prospectus dated January 31, 2018

The Board of Trustees of City National Rochdale Funds (the “Trust”) has approved the reorganization of the City National Rochdale Emerging Markets Fund (the “Existing Fund”) into the Fiera Capital Emerging Markets Fund (the “New Fund”), a new series of Fiera Capital Series Trust. The reorganization was proposed by City National Rochdale, LLC (“CNR”), the investment adviser to the Existing Fund, in connection with the acquisition by Fiera Capital Inc. (“FCI”) of certain assets used by CNR in its investment advisory business solely related to the Existing Fund (the “Transaction”). The Transaction closed on December 1, 2017, and as part of the Transaction, the Existing Fund’s portfolio management team joined FCI. Effective upon the closing of the Transaction, the Board of Trustees of the Trust also approved the appointment of FCI as sub-adviser to the Existing Fund, and FCI now provides day-to-day investment advice and recommendations to the Existing Fund using the same portfolio management team that had previously been with CNR, subject to the supervision and oversight of CNR as the Fund’s investment adviser.

Proposed Reorganization

The Existing Fund and the New Fund have the same investment objective and substantially similar principal investment strategies and principal risks. FCI, which now serves as the sub-adviser to the Existing Fund, will serve as the investment adviser to the New Fund.

The reorganization of the Existing Fund is subject to approval by its shareholders. Management of the Trust intends to send shareholders of the Existing Fund a combined prospectus and proxy statement that will contain additional information about the reorganization, the New Fund and voting instructions during the first quarter of 2018.

If the proposed reorganization of the Existing Fund is approved by its shareholders, the Existing Fund will transfer all of its assets to the New Fund and the New Fund will assume all of the Existing Fund’s liabilities, and shareholders of the Existing Fund will receive shares of the New Fund having equivalent value to the shares of the Existing Fund they held on the date of the reorganization. Shareholders of Class N shares of the Existing Fund will receive Investor Class shares of the New Fund and shareholders of Class Y shares of the Existing Fund will receive Institutional Class shares of the New Fund. The Existing Fund will then be liquidated.

If approved by shareholders and the other closing conditions are satisfied, the reorganization is currently expected to close in the second quarter of 2018. The reorganization is expected to be tax-free for federal income tax purposes to the Existing Fund and its shareholders. Shareholders should consult their tax advisers concerning the potential tax consequences of the reorganization to them, including any applicable foreign, state or local income tax consequences.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-034-0100